Q3 2020 Financial Results Conference Call Slides October 22, 2020

Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our estimates regarding Medicare membership; our expectations of Medicare major medical online application percentage; our expected cash collections for Medicare Advantage plans and member turnover rate; and our guidance for the full year ending December 31, 2020, including our guidance for total revenue and revenue from our Medicare segment and our Individual, Family and Small Business segment, GAAP net income, Adjusted EBITDA, profit from our Medicare segment and our Individual, Family and Small Business segment, Corporate shared service expense, cash used in operations and cash used for capital expenditures, and GAAP net income per diluted share and non-GAAP net income per diluted share. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the earnings release issued by eHealth, Inc. on October 22, 2020 announcing its third quarter 2020 results. Management uses both GAAP and non- GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors. 1

eHealth Q3 2020 Highlights Q3 2020 results reflect Q3 2020 revenue grew 35% Medicare carrier advertising strong momentum in compared to Q3 2019 revenue grew 103% year-over-year online Medicare enrollments, significant growth in Medicare 36% of Medicare major medical advertising revenue Adjusted EBITDA of -$13.3MM, applications submitted online, and an investment in compared to -$18.8MM in Q3 compared to 21% in Q3 2019(1) our telesales capacity 2019 in preparation for the AEP. Medicare estimated cost per Reaffirming Full Year Guidance: approved member decreased 2% Revenue $630-$670MM year-over-year driven by a 7% Adjusted EBITDA $140-$155MM decline in Customer Care & Enrollment cost per MA equivalent approved member (1) Represents a combination of unassisted and partially agent-assisted online enrollments. 2

Q3 2020 Revenue Revenue Q3 revenue growth driven by a 17% increase in approved Medicare members, a 103% growth in Revenue ($MM) Medicare carrier advertising revenue reflecting $ 94.3 carriers’ recognition of eHealth’s value proposition 35% Online marketing delivered a 125% year-over-year $ 69.9 growth in submitted MA applications and contributed to a meaningful increase in the number and percentage of major medical Medicare enrollments completed online(1) compared to Q3 ’19 Strategic partnerships including large retail pharmacies, hospitals and other affinity groups remain a substantial driver of new business, driving 89% year-over-year growth in MA submitted applications. Q3-FY19 Q3-FY20 (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans; Online % represents a combination of unassisted and partially agent-assisted online enrollments. 3

Q3 2020 Net Loss and Adjusted EBITDA(1) Net Loss Adjusted EBITDA Net Loss ($MM) Adjusted EBITDA ($MM) ($ 11.0) ($ 13.3) ($ 14.5) ($ 18.8) Q3-FY19 Q3-FY20 Q3-FY19 Q3-FY20 Exceeded expectations due to significant growth in Medicare enrollments (1) Adjusted EBITDA is calculated by adding stock-based compensation expense, change in fair value of earnout liability related to our acquisition of GoMedigap, depreciation and amortization, amortization of intangible assets, other income, net, and benefit from income taxes to GAAP net loss. 4

Q3 2020 Medicare Segment Revenue and Loss Q3 Medicare Medicare Segment Revenue Medicare Segment Loss Segment results reflect an Medicare Segment Revenue ($MM) Medicare Segment Loss ($MM) investment quarter in our telesales $ 70.4 23% capacity and $ 57.2 technology initiatives in preparation for the AEP. ($ 11.0) ($ 16.0) Q3-FY19 Q3-FY20 Q3-FY19 Q3-FY20 5

Q3 2020 Medicare Approved Members(1) and New Paying Members(2) Medicare approved Medicare Approved Members Medicare New Paying Members members grew 17% and new paying members grew 21% Medicare Approved Members (000s) Medicare New Paying Members (000s) in Q3 20 compared 60 59 to a year ago, driven 17% by continuing 51 21% strength in Medicare Advantage 49 Q3-FY19 Q3-FY20 Q3-FY19 Q3-FY20 (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. 6

Medicare Major Medical Online Application%(1) Medicare Major Medical Online Application % Medicare Major Medical Online Application % On track to achieve 36% 37% to 40% online penetration for FY 30% 2020, compared to 24% 27% for FY 2019 21% 12% 11% Q1 Q2 Q3 FY 19 FY 20 (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans; Online % represents a combination of unassisted and partially agent-assisted online enrollments. 7

Q3 2020 IFP Segment Revenue and Profit IFP Segment Revenue IFP Segment Profit Individual, Family and Small Business Segment Individual, Family and Small Business Segment Revenue ($MM) Profit ($MM) $23.9 88% $18.3 $12.7 387% $3.8 Q3-FY19 Q3-FY20 Q3-FY19 Q3-FY20 (1) Q3 20 IFP segment revenue and profit include $18.2MM of net commission revenue from members approved in prior periods, compared to $7.7MM for Q3 19 8

Trailing Twelve Months (“TTM”) Medicare Segment Commissions Cash Collections Q3 20 TTM Medicare Segment commissions TTM Medicare Segment Commissions Cash Collections cash collections ($MM) increased by 47% $300 year-over-year +50% +49% +41% +45% +44% +46% +47% Q3 20 TTM Medicare $250 +44% +37% +33% +32% +32% +34% +37% Segment commissions $200 cash collections per MA equivalent $150 member(1) of $420 grew 12% year-over- $100 year $50 $0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 (TTM) TTM Medicare Segment Commissions Cash Collections TTM Medicare Segment Commissions Cash Collections Y/Y % Estimated Medicare Membership Growth Y/Y % (1) MA Equivalent member is calculated as the total number of estimated Medicare Advantage and Medicare Supplement membership and 25% of the estimated Medicare Part D membership during the period presented. 9

Medicare Advantage Variable Cost and Cash Collection Medicare Advantage Variable Cost and Cash Collection 2015 2016 2017 2018 2019 Variable Cost First Year Cash Collected Renewal Cash Collected Until Q3 20 Receivables Outstanding as of Q3 20 • Medicare Advantage (MA) variable cost and cash collections are grouped by member cohorts based on policy effective date. • Variable cost includes variable marketing and customer care & enrollment costs allocated to the MA members. • Cash collected are commissions for MA members. For the first year, it also includes non-commission revenue allocated to the MA product. 10

Medicare Advantage Plan Member Turnover Trend Since Q4 2018 MA Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Approved Members(1) 83,376 40,741 36,576 35,171 167,073 64,898 60,477 44,999 Estimated Beginning (Paying) Membership(2) 235,269 276,357 280,763 291,171 309,180 404,694 404,262 407,243 New Paying Members(3) 62,817 49,531 36,122 33,974 116,351 86,299 57,232 44,528 Estimated Ending (Paying) Membership(4) 276,357 280,763 291,171 309,180 404,694 404,262 407,243 421,237 Medicare Advantage Plan Member Turnover(5) 21,729 45,125 25,714 15,965 20,837 86,731 54,251 30,534 Trailing Twelve Month Member Turnover(6) 95,066 89,358 102,403 108,533 107,641 149,247 177,783 192,353 Average Trailing Twelve Month Estimated Membership Plus New Paying Members(7) 262,856 276,949 296,491 316,501 348,362 389,638 425,791 457,447 Trailing Twelve Month Member Turnover Rate(8) 36% 32% 35% 34% 31% 38% 42% 42% 11

Medicare Advantage Plan Member Turnover Trend Since Q4 2018 (cont’d) (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) Estimated Beginning (Paying) Membership is the Estimated Ending Membership for the period prior to the period of estimation. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (3) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (4) Estimated Ending (Paying) Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (5) Medicare Advantage Plan Member Turnover for the period is derived as follows: Estimated Beginning Membership plus New Paying Members minus Estimated Ending Membership. (6) Trailing Twelve Month Member Turnover is the sum of Medicare Advantage Plan Member Turnover for the prior twelve months. (7) Average Trailing Twelve Month Estimated Membership Plus New Paying Members is the sum of (i) trailing twelve month Estimated Beginning Membership, plus (ii) New Paying Members for the trailing twelve month, divided by 4. (8) Trailing Twelve Month Member Turnover Rate is Trailing Twelve Month Turnover divided by Average Trailing Twelve Month Estimated Membership Plus New Paying Members. 12